UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 10, 2006 (July 25, 2006)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
330 North Wabash Avenue, Suite 1400, Chicago, Illinois		60611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code     (312) 977-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

On July 25, 2006, Brookdale Senior Living Inc. (the ‘‘Company’’) filed a Current Report on Form 8-K in connection with a transaction that closed on July 25, 2006, wherein the Company completed the acquisition of American Retirement Corporation (‘‘ARC’’) pursuant to an Agreement and Plan of Merger (the ‘‘Merger Agreement’’), dated May 12, 2006, by and among the Company, Beta Merger Sub Corporation, a wholly-owned subsidiary of the Company (‘‘Merger Sub’’), and ARC (the ‘‘ARC Merger’’).

The description of the ARC Merger, as set forth in the July 25, 2006 Current Report on Form 8-K, is incorporated herein by reference.

Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial Statements and Pro Forma Financial Information relating to the ARC Merger. Such information should be read in conjunction with the Company's Current Report on Form 8-K, dated July 25, 2006.

(a)    Financial Statements of Business Acquired.

The Condensed Consolidated Balance Sheets of ARC as of June 30, 2006 (unaudited) and December 31, 2005 and the related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended June 30, 2006 and 2005, as required by this item, are attached hereto as exhibit 99.1.

The Consolidated Balance Sheets of ARC as of December 31, 2005 and 2004 and the related Consolidated Statements of Operations, Shareholders' Equity and Comprehensive Income (Loss) and Cash Flows for the years ended December 31, 2005, 2004 and 2003, as required by this item, are hereby incorporated by reference to American Retirement Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

(b)    Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Brookdale Senior Living Inc. as of June 30, 2006 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2006 and for the year ended December 31, 2005, as required by this item, are attached hereto as exhibit 99.2.

(c)    Exhibits

23.1	Consent of KPMG LLP – Nashville, Tennessee
99.1	Condensed Consolidated Balance Sheets of ARC as of June 30, 2006 (unaudited) and December 31, 2005 and the related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended June 30, 2006 and 2005.
99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Brookdale Senior Living Inc. as of June 30, 2006 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2006 and for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC. (Registrant)
/s/ R. Stanley Young
R. Stanley Young Executive Vice President and Chief Financial Officer

Date: October 10, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of KPMG LLP—Nashville, Tennessee
99.1	Condensed Consolidated Balance Sheets of ARC as of June 30, 2006 (unaudited) and December 31, 2005 and the related unaudited Condensed Consolidated Statements of Operations and Cash Flows for the six months ended June 30, 2006 and 2005.
99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Brookdale Senior Living Inc. as of June 30, 2006 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2006 and for the year ended December 31, 2005.